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                                  CORPEXEC VUL
          CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE INSURANCE

                                  INVESTING IN
     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

                       Supplement dated February 27, 2006
                   to Prospectus dated May 1, 2005, as amended

         This supplement amends the May 1, 2005 Prospectus for the CorpExec VUL:
Corporate Executive Series Variable Universal Life Insurance Policies ("Policies"). You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2005 Prospectus for the Policies, as amended. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

         The purposes of this supplement are:

              1. To clarify the description of the method used to calculate the Alternative Cash Surrender Value under the policy;

              2. To clarify the description of the method used to calculate the Loan Account under the policy;

              3. To reduce the Target Face Amount required to request changes to the policy under the Supplementary Term Rider; and

              4.  To describe a name change to an Investment Division.

         Keeping these purposes in mind, please note the following changes.

I. ALTERNATIVE CASH SURRENDER VALUE ("ACSV")

         On page 16 of the prospectus, under DEFINITIONS, delete the definition of Alternative Cash Surrender Value in its entirety and replace it with the following: "The Cash Value of the policy plus the value of the Deferred Premium Load Account."

         On page 39 of the prospectus, delete the sentence under the section entitled ALTERNATIVE CASH SURRENDER VALUE in its entirety and replace it with the following: "Alternative Cash Surrender Value--is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account."

         On page 61 of the prospectus, under the discussion of ALTERNATIVE CASH SURRENDER VALUE for CorpExec VUL II, delete the first sentence of the first paragraph and replace it with the following: "The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account."

         On page 61 of the prospectus, under the discussion of ALTERNATIVE CASH SURRENDER VALUE for CorpExec VUL II, delete the first sentence of the second paragraph and replace it with the following: "Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV, less any policy debt, while the insured is alive and this policy is in effect."
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         On page 62 of the prospectus, under the discussion of ALTERNATIVE CASH
SURRENDER VALUE for CorpExec VUL IV, add the following paragraph after the first paragraph:

              Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV, less any Policy Debt, while the insured is alive and this policy is in effect. The Cash Surrender Value of ACSV will be calculated as of the date on which We receive your signed request in a form acceptable to Us at our Service Center, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Center.

         On page 63 of the prospectus, delete the first sentence of the first paragraph and replace it with the following: "The Alternative Cash Surrender Value will be equal to the policy's Cash Surrender Value plus the value of the Deferred Premium Load Account through the date of the surrender.

         On page 63 of the prospectus, in the paragraph immediately before the section entitled REQUESTING A SURRENDER, delete the first sentence of that paragraph and replace it with the following: "Upon surrender, you will receive the Cash Surrender Value less any Policy Debt or, if applicable, the ACSV less any Policy Debt while the Insured is alive and the policy is in effect."

II. LOAN ACCOUNT

         On page 33 of the prospectus, delete the first paragraph under LOAN CHARGES in its entirety, and replace it with the following:

              We charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

         On page 64 of the prospectus, under the section entitled LOAN ACCOUNT, replace the first paragraph under the section with the following:

         The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account. The effective date of the loan is the Business Day We make payment.

         On page 64 of the prospectus, under the section entitled LOAN ACCOUNT, delete the first sentence of the final paragraph of that section and replace it with the following: "On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account."

III. SUPPLEMENTARY TERM RIDER

         On page 45 of the prospectus, describing the Supplementary Term Rider, under the first letter (a), delete $150,000 and replace it with $26,000.

IV. NAME CHANGE TO AN INVESTMENT DIVISION

         Effective February 6, 2006, throughout the prospectus, at the direction of Deutsche Asset Management, Inc., all references to Scudder Small Cap Index VIP - Class A are changed to DWS Small Cap Index VIP - Class A.


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                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010



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